                     THE DOW(R) INDUSTRIALS ("DIAMONDS(R)")

                            DIAMONDS TRUST, SERIES 1

                             A UNIT INVESTMENT TRUST

                                  ANNUAL REPORT

                                OCTOBER 31, 2007

"Dow Jones Industrial Average(SM)", "DJIA(R)", "Dow Jones(R)", "The Dow(R)", and "DIAMONDS(R)" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a License Agreement with Dow Jones. The DIAMONDS Trust, Series 1 (the "Trust"), based on the DJIA, is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1
TRUST OVERVIEW

--------------------------------------------------------------------------------

OBJECTIVE:

To provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average.

STRATEGY:

The Trust's holdings are comprised of the 30 stocks in the Dow Jones Industrial Average, which is designed to capture the price performance of 30 U.S. blue-chip stocks that are generally considered leaders within their respective industries.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2007 with a 12-month return of 17.72% on net asset value as compared to the Dow Jones Industrial Average return of 17.94%.

In the early part of the fiscal year, U.S. stock returns were helped by strong growth in corporate profits and accommodating economic conditions. In the latter part of the year, cracks began showing in the economic environment. U.S. residential real estate values fell throughout the year, and this led to lower consumer confidence, fears of a recession caused by falling consumer spending, and a liquidity crunch in some fixed income markets. Despite these issues, the Dow Jones Industrial Average gained nearly 18% during the year, continuing its recent bull run.

Leading performers in the Dow Jones Industrial Average were McDonald's Corp., Alcoa, Inc. and Honeywell International, Inc. McDonald's Corp. results from overseas were very strong, due in part to the weak U.S. Dollar. Alcoa's, Inc. earnings were aided by strong commodity prices. Honeywell International, Inc. posted strong increases in sales and earnings. Citigroup, Inc. was the weakest stock in the Dow Jones Industrial Average during the year. The company was hit hard by issues in the sub-prime mortgage securities market.

The performance information presented does not reflect the deduction of taxes that a unitholder would pay on Trust distributions or the redemption of Trust units. Performance data quoted represents past performance and past performance does not guarantee future results. An investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

DIAMONDS TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

COMMON STOCKS                                                SHARES            VALUE
----------------------------------------------------------------------------------------

3M Co. .................................................   5,446,152      $  470,329,687
Alcoa, Inc. ............................................   5,446,152         215,613,158
Altria Group, Inc. .....................................   5,446,152         397,187,865
American Express Co. ...................................   5,446,152         331,942,964
American International Group, Inc. .....................   5,446,152         343,761,114
AT&T, Inc. .............................................   5,446,152         227,594,692
Boeing Co. .............................................   5,446,152         536,936,126
Caterpillar, Inc. ......................................   5,446,152         406,337,401
Citigroup, Inc. ........................................   5,446,152         228,193,769
Coca-Cola Co. ..........................................   5,446,152         336,354,347
Du Pont (E.I.) de Nemours & Co. ........................   5,446,152         269,638,986
Exxon Mobil Corp. ......................................   5,446,152         500,991,522
General Electric Co. ...................................   5,446,152         224,163,616
General Motors Corp. ...................................   5,446,152         213,434,697
Hewlett-Packard Co. ....................................   5,446,152         281,457,135
Home Depot, Inc. .......................................   5,446,152         171,608,250
Honeywell International, Inc. ..........................   5,446,152         329,002,042
Intel Corp. ............................................   5,446,152         146,501,489
International Business Machines Corp. ..................   5,446,152         632,407,170
Johnson & Johnson.......................................   5,446,152         354,925,726
JPMorgan Chase & Co. ...................................   5,446,152         255,969,144
McDonald's Corp. .......................................   5,446,152         325,135,274
Merck & Co., Inc. ......................................   5,446,152         317,292,815
Microsoft Corp. ........................................   5,446,152         200,472,855
Pfizer, Inc. ...........................................   5,446,152         134,029,801
Procter & Gamble Co. ...................................   5,446,152         378,616,487
United Technologies Corp. ..............................   5,446,152         417,120,782
Verizon Communications, Inc. ...........................   5,446,152         250,904,223
Wal-Mart Stores, Inc. ..................................   5,446,152         246,220,532
Walt Disney Co. ........................................   5,446,152         188,600,244
                                                                          --------------


Total Common Stocks -- (Cost $9,780,925,978)............                  $9,332,743,913
                                                                          ==============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value..........................     $9,332,743,913
  Cash.........................................................         12,471,541
  Receivable for DIAMONDS issued in-kind.......................             42,195
  Dividends receivable.........................................         10,397,747
                                                                    --------------
Total Assets...................................................      9,355,655,396
                                                                    --------------

LIABILITIES
  Income distribution payable..................................         10,509,644
  Accrued Trustee expense......................................            303,036
  Accrued expenses and other liabilities.......................          4,951,926
                                                                    --------------
Total Liabilities..............................................         15,764,606
                                                                    --------------
NET ASSETS.....................................................     $9,339,890,790
                                                                    ==============

NET ASSETS REPRESENTED BY:
  Paid in surplus..............................................     10,068,602,839
  Undistributed net investment income..........................         17,835,012
  Accumulated net realized loss on investments.................       (298,364,996)
  Net unrealized depreciation on investments...................       (448,182,065)
                                                                    --------------
NET ASSETS.....................................................     $9,339,890,790
                                                                    ==============

NET ASSET VALUE PER DIAMOND....................................            $139.17
                                                                           =======
UNITS OF FRACTIONAL UNDIVIDED INTEREST
  ("DIAMONDS") OUTSTANDING, UNLIMITED UNITS AUTHORIZED, $0.00
     PAR VALUE.................................................         67,109,070
                                                                    --------------

COST OF INVESTMENTS............................................     $9,780,925,978
                                                                    ==============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                          OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2005
                                         ------------------   ------------------   ------------------
INVESTMENT INCOME
     Dividend income...................    $  172,683,551       $  154,659,959        $ 177,120,908
                                           --------------       --------------        -------------

EXPENSES
     Trustee expense...................         4,232,050            4,562,765            4,928,790
     Marketing expense.................         4,437,144            3,903,738            4,307,114
     DJIA license fee..................         2,555,000            2,555,000            2,655,783
     Legal and audit services..........           174,890              100,378              149,889
     SEC registration fee..............                --                   --              324,223
     Printing and postage expense......           119,920              275,241              403,199
     Other expenses....................            98,163              109,678              120,310
                                           --------------       --------------        -------------
Total expenses.........................        11,617,167           11,506,800           12,889,308
     Trustee earnings credits..........          (965,742)            (418,803)            (280,392)
                                           --------------       --------------        -------------
Net expenses after Trustee earnings
  credits..............................        10,651,425           11,087,997           12,608,916
                                           --------------       --------------        -------------
NET INVESTMENT INCOME..................       162,032,126          143,571,962          164,511,992
                                           --------------       --------------        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
     Net realized gain on investment
       transactions....................       854,766,927          413,807,291          651,853,900
     Net change in unrealized
       appreciation (depreciation).....       139,514,977          517,345,427         (297,315,375)
                                           --------------       --------------        -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS..........................       994,281,904          931,152,718          354,538,525
                                           --------------       --------------        -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................    $1,156,314,030       $1,074,724,680        $ 519,050,517
                                           ==============       ==============        =============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                          OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2005
                                         ------------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
     Net investment income.............    $  162,032,126       $   143,571,962      $   164,511,992
     Net realized gain on investment
       transactions....................       854,766,927           413,807,291          651,853,900
     Net change in unrealized
       appreciation (depreciation).....       139,514,977           517,345,427         (297,315,375)
                                           --------------       ---------------      ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................     1,156,314,030         1,074,724,680          519,050,517
                                           --------------       ---------------      ---------------

NET EQUALIZATION CREDITS AND CHARGES...       (13,594,558)           (1,800,594)          (2,410,446)
                                           --------------       ---------------      ---------------

DISTRIBUTIONS TO UNITHOLDERS FROM NET
  INVESTMENT INCOME....................      (147,731,248)         (141,435,357)        (168,178,022)
                                           --------------       ---------------      ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM ISSUANCE AND REDEMPTION OF
  DIAMONDS.............................     1,785,284,683        (1,781,857,294)      (1,129,366,247)
                                           --------------       ---------------      ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  DURING PERIOD........................     2,780,272,907          (850,368,565)        (780,904,198)

NET ASSETS AT BEGINNING OF YEAR........     6,559,617,883         7,409,986,448        8,190,890,646
                                           --------------       ---------------      ---------------

NET ASSETS END OF YEAR*................    $9,339,890,790       $ 6,559,617,883      $ 7,409,986,448
                                           ==============       ===============      ===============

*INCLUDES UNDISTRIBUTED NET INVESTMENT
  INCOME...............................    $   17,835,012       $     3,534,134      $     1,397,529
                                           --------------       ---------------      ---------------




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A DIAMOND OUTSTANDING DURING THE YEAR

--------------------------------------------------------------------------------

                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                      10/31/07        10/31/06        10/31/05        10/31/04        10/31/03
                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF
  YEAR............................   $   120.69      $   104.31      $   100.48      $    98.20      $    84.12
                                     ----------      ----------      ----------      ----------      ----------
INVESTMENT OPERATIONS:
     Net investment income(1).....         2.85            2.45            2.39(5)         1.94            1.91
     Net realized and unrealized
       gain (loss) on
       investments................        18.57           16.37            3.91            2.28           14.06
                                     ----------      ----------      ----------      ----------      ----------

TOTAL FROM INVESTMENT OPERATIONS..        21.42           18.82            6.30            4.22           15.97
                                     ----------      ----------      ----------      ----------      ----------
NET EQUALIZATION CREDITS AND
  CHARGES(1)......................        (0.24)          (0.03)          (0.03)           0.00(2)        (0.01)
                                     ----------      ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS FROM:
     Net investment income........        (2.70)          (2.41)          (2.44)          (1.94)          (1.88)
                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD....   $   139.17      $   120.69      $   104.31      $   100.48      $    98.20
                                     ==========      ==========      ==========      ==========      ==========

TOTAL INVESTMENT RETURN(3)........        17.72%          18.23%           6.23%           4.27%          19.22%
RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets:
     Net investment income........         2.19%           2.21%           2.27%           1.89%           2.12%
     Total expenses...............         0.16%           0.18%           0.18%           0.18%           0.18%
     Net expenses excluding
       trustee earnings credit....         0.14%           0.17%           0.17%           0.18%           0.18%
     Net expenses excluding
       rebates, trustee earnings
       credit and waivers.........         0.14%           0.17%           0.17%           0.18%           0.18%
Portfolio turnover rate(4)........         1.45%           0.01%           7.69%          13.88%           8.71%
NET ASSET VALUE, END OF YEAR
  (000'S).........................   $9,339,891      $6,559,618      $7,409,986      $8,190,891      $5,991,092



--------------------------------------------------------------------------------
(1) Per share numbers have been calculated using the average shares method.

(2) Amount shown represents less than $0.005.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.

(5) Net investment income per unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per share.

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
DIAMONDS Trust, Series 1 is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMONDS". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units" -- see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Trust Agreement, the Sponsor and Trustee (each as defined below) are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of loss to be remote.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. If there is no closing sale price available or official closing price, valuation will be determined by the Trustee in good faith based on available information.

In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Trustee is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Trust's financial statements. The Trustee does not anticipate SFAS 157 will have a material impact on the Trust's financial statements.

INVESTMENT RISK
The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possibly that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------


INVESTMENT TRANSACTIONS
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO UNITHOLDERS
The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

EQUALIZATION
The Trust follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring the Trust's units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust's units.

FEDERAL INCOME TAX
The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences.

During the fiscal year ended October 31, 2007, the Trust reclassified $854,650,408 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statements of Assets and Liabilities.

At October 31, 2007, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2008......................................      5,816,675
2010......................................      2,065,467
2011......................................     68,716,435
2012......................................    221,460,585
2014......................................         52,316



The tax character of distributions paid during the year ended October 31, 2007, 2006, and 2005 were as follows:

DISTRIBUTIONS PAID FROM:                             2007            2006            2005
------------------------                         ------------    ------------    ------------
Ordinary Income..............................    $147,731,248    $141,435,357    $168,178,022

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------


As of October 31, 2007, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a federal income tax basis were undistributed ordinary income of $28,344,656 and undistributed long term capital gain of $0.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on April 30, 2008. At this time, the Trustee is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

NOTE 3 -- TRANSACTIONS WITH THE TRUSTEE AND SPONSOR
In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the fiscal year ended October 31, 2007:

                                          FEE AS A PERCENTAGE OF NET ASSET VALUE
NET ASSET VALUE OF THE TRUST              OF THE TRUST
----------------------------              --------------------------------------
$0 - $499,999,999                         10/100 of 1% per annum plus or minus
                                          the Adjustment Amount
$500,000,000 - $2,499,999,999             8/100 of 1% per annum plus or minus
                                          the Adjustment Amount
$2,500,000,000 - and above                6/100 of 1% per annum plus or minus
                                          the Adjustment Amount



The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of DIAMONDS and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2007, the Adjustment Amount reduced the Trustee's fee by $1,770,836. The Adjustment Amount included an excess of net transaction fees from processing orders of $805,094 and a Trustee earnings credit of $965,742.

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee's

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------



Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 which is included in the Trustee earnings credit of $965,742.

PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007.

Dow Jones & Company, Inc. ("Dow Jones"), the American Stock Exchange LLC (the "AMEX"), the Sponsor and State Street Global Markets, LLC ("SSGM") have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS. The Trust pays an annual sub-license fee to Dow Jones of an amount equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

NOTE 4 -- TRUST TRANSACTIONS IN DIAMONDS
Transactions in DIAMONDS were as follows.

                                                      YEAR ENDED OCTOBER 31, 2007
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    283,800,000    $ 37,094,855,531
DIAMONDS issued upon dividend reinvestment......          9,870           1,275,186
DIAMONDS redeemed...............................   (271,050,000)    (35,324,440,592)
Net income equalization.........................             --          13,594,558
                                                   ------------    ----------------
Net Increase....................................     12,759,870    $  1,785,284,683
                                                   ============    ================




                                                      YEAR ENDED OCTOBER 31, 2006
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    142,300,000    $ 15,848,129,501
DIAMONDS issued upon dividend reinvestment......         12,974           1,429,406
DIAMONDS redeemed...............................   (159,000,000)    (17,633,216,795)
Net income equalization.........................             --           1,800,594
                                                   ------------    ----------------
Net Decrease....................................    (16,687,026)   $ (1,781,857,294)
                                                   ============    ================


DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------


                                                      YEAR ENDED OCTOBER 31, 2005
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    117,800,000    $ 12,383,980,226
DIAMONDS issued upon dividend reinvestment......         16,090           1,702,587
DIAMONDS redeemed...............................   (128,300,000)    (13,517,459,506)
Net income equalization.........................             --           2,410,446
                                                   ------------    ----------------
Net Decrease....................................    (10,483,910)   $ (1,129,366,247)
                                                   ============    ================



Except for under the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. Transaction fees at scheduled amounts ranging from $1,000 to $4,000 are charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5 -- INVESTMENT TRANSACTIONS
For the fiscal year ended October 31, 2007, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $29,091,375,495, $27,314,136,259, $113,841,346 and $105,502,079,
respectively. At October 31, 2007, the cost of investments for federal income tax purposes was $9,781,179,496 accordingly, gross unrealized appreciation was $151,349,478, and gross unrealized depreciation was $599,785,061, resulting in net unrealized depreciation of $448,435,583.

DIAMONDS TRUST, SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


--------------------------------------------------------------------------------
To the Trustee and Unitholders of
DIAMONDS Trust, Series 1

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the "Trust") at October 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2007

DIAMONDS TRUST, SERIES 1
OTHER INFORMATION (UNAUDITED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

TAX INFORMATION

For Federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2007 is 96.68%.

For the fiscal year ended October 31, 2007, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2007 Form 1097-DIV.

                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

                       BID/ASK PRICE(1) VS NET ASSET VALUE
                             AS OF OCTOBER 31, 2007


                                             BID/ASK PRICE                  BID/ASK PRICE
                                               ABOVE NAV                      BELOW NAV
                                      ---------------------------    ---------------------------
                                       50-99    100-199     >200      50-99    100-199     >200
                                       BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                      POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                      ------    -------    ------    ------    -------    ------
2007...............................      0         0          0         0         0          0
2006...............................      0         0          0         0         0          0
2005...............................      0         0          0         0         0          0
2004...............................      0         0          0         0         0          0
2003...............................      0         0          0         0         0          0



           COMPARISON OF TOTAL RETURNS BASED ON NAV AND BID/ASK PRICE

                             CUMULATIVE TOTAL RETURN

                                                    1 YEAR    5 YEAR    SINCE FIRST TRADE(2)
                                                    ------    ------    --------------------
Return Based on NAV..............................    17.72%    83.79%          115.21%
Return Based on Bid/Ask Price....................    17.79%    84.05%          113.67%
DJIA.............................................    17.94%    85.66%          114.73%


                           AVERAGE ANNUAL TOTAL RETURN

                                                    1 YEAR    5 YEAR    SINCE FIRST TRADE(2)
                                                    ------    ------    --------------------
Return Based on NAV..............................    17.72%    12.95%           8.14%
Return Based on Bid/Ask Price....................    17.79%    12.97%           8.06%
DJIA.............................................    17.94%    13.17%           8.13%



--------

(1) Currently, the Bid/Ask Price is calculated based on the best bid and best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the AMEX, ordinarily 4:15 p.m.

(2) The Trust commenced trading on the AMEX on January 20, 1998.

DIAMONDS TRUST, SERIES 1



--------------------------------------------------------------------------------

SPONSOR
PDR Services LLC
c/o American Stock Exchange LLC
86 Trinity Place
New York, NY 10006

TRUSTEE
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

DIAMONDS TRUST